Exhibit 32(i)

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Circuit City Stores, Inc. (the "Company") Annual Report on Form 10-K for the year ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Alan McCollough, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 10, 2004                    By:      /s/W. Alan McCollough
                                                 --------------------------
                                                 W. Alan McCollough
                                                 Chairman, President and
                                                 Chief Executive Officer






                                                                  Exhibit 32(ii)

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Circuit City Stores, Inc. (the "Company") Annual Report on Form 10-K for the year ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael E. Foss, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 10, 2004                         By:      /s/Michael E. Foss
                                                      --------------------------
                                                      Michael E. Foss
                                                      Senior Vice President and
                                                      Chief Financial Officer